UACSC 00-A

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                  FEBRUARY 2000

NOTE BALANCE RECONCILIATION                                                    DOLLARS
                                                     CLASS A-1       CLASS A-2        CLASS A-3      CLASS A-4
                                                    -------------   -------------   -------------    -------------
Original Note Balances                              30,000,000.00   90,425,000.00   88,175,000.00    57,158,000.00
Beginning Period Note Balances                      30,000,000.00   90,425,000.00   88,175,000.00    57,158,000.00
Principal Collections - Scheduled Payments           3,414,397.57               -               -                -
Principal Collections - Payoffs                      5,844,235.24               -               -                -
Principal Withdrawal from Payahead                              -               -               -                -
Gross Principal Charge Offs                             16,435.98               -               -                -
Repurchases                                                     -               -               -                -
Accelerated Principal                                  255,829.69               -               -                -
Principal shortfall, up to Accelerated Principal                -               -               -                -
Total Principal to be Distributed                    9,530,898.48               -               -                -
                                                    -------------   -------------   -------------    -------------
Ending Note Balances                                20,469,101.52   90,425,000.00   88,175,000.00    57,158,000.00
                                                    =============   =============   =============    =============


Note Factor                                             0.6823034       1.0000000       1.0000000        1.0000000
Interest Rate                                             5.99250%         6.7200%         7.2700%           7.440%


NOTE BALANCE RECONCILIATION                                                             NUMBERS
                                                      CLASS B            TOTAL
                                                    -------------    --------------      ------
Original Note Balances                              16,963,339.00    282,721,339.00      19,851
Beginning Period Note Balances                      16,963,339.00    282,721,339.00      19,851
Principal Collections - Scheduled Payments                      -      3,414,397.57
Principal Collections - Payoffs                                 -      5,844,235.24         453
Principal Withdrawal from Payahead                              -                 -           0
Gross Principal Charge Offs                                     -         16,435.98           1
Repurchases                                                     -                 -           0
Accelerated Principal                                           -        255,829.69
Principal shortfall, up to Accelerated Principal                -
Total Principal to be Distributed                               -      9,530,898.48
                                                    -------------    --------------      ------
Ending Note Balances                                16,963,339.00    273,190,440.52      19,397
                                                    =============    ==============      ======



Note Factor                                             1.0000000         0.9662887
Interest Rate                                               7.570%           7.0109%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                              282,721,339.93
Beginning Period Principal Balance                                      282,721,339.93
Principal Collections - Scheduled Payments                                3,414,397.57
Principal Collections - Payoffs                                           5,844,235.24
Principal Withdrawal from Payahead                                                   -
Gross Principal Charge Offs                                                  16,435.98
Repurchases                                                                          -
                                                                        --------------
Ending Principal Balance                                                273,446,271.14
                                                                        ==============
Ending Note Balances                                                    273,190,440.52
                                                                        ==============
Tail not sold                                                                     0.93
                                                                        ==============
Cumulative Accelerate Principal                                             255,829.69
                                                                        ==============


CASH FLOW RECONCILIATION

Principal Wired                                                           9,265,420.28
Interest Wired                                                            1,530,232.31
Withdrawal from Payahead Account
Repurchases (Principal and Interest)                                                 -
Charge Off Recoveries                                                           246.97
Interest Advances                                                            24,094.54
Collection Account Interest Earned                                           15,724.86
Spread Account Withdrawal                                                            -
Policy Draw for Principal or Interest                                                -
                                                                        --------------

Total Cash Flow                                                          10,835,718.96
                                                                        ==============


TRUSTEE DISTRIBUTION (3/8/00)

Total Cash Flow                                                          10,835,718.96
Unrecovered Advances on Defaulted Receivables
Servicing Fee (Due and Unpaid)                                                       -
Interest to Class A-1 Noteholders, including any overdue amounts            109,862.50
Interest to Class A-2 Noteholders, including any overdue amounts            388,224.67
Interest to Class A-3 Noteholders, including any overdue amounts            409,548.38
Interest to Class A-4 Noteholders, including any overdue amounts            271,691.03
Interest to Class B Noteholders, including any overdue amounts               82,041.30
Principal to Class A-1 Noteholders, including any overdue amounts         9,530,898.48
Principal to Class A-2 Noteholders, including any overdue amounts                    -
Principal to Class A-3 Noteholders, including any overdue amounts                    -
Principal to Class A-4 Noteholders, including any overdue amounts                    -
Principal to Class B Noteholders, including any overdue amounts                      -
Insurance Premium                                                            36,439.64
Interest Advance Recoveries from Payments                                            -
Unreimbursed draws on the Policy for Principal or Interest                           -
Deposit to Payahead                                                           7,012.96
Payahead Account Interest to Servicer                                                -
Excess                                                                               -
                                                                        --------------

Net Cash                                                                             -
                                                                        ==============

Servicing Fee Retained from Interest Collections                            125,653.93


SPREAD ACCOUNT RECONCILIATION

Original Balance                                                          2,120,410.05
Beginning Balance                                                         2,120,410.05
Trustee Distribution of Excess
Interest Earned                                                               5,003.42
Spread Account Draws                                                                 -
Reimbursement for Prior Spread Account Draws                                         -
Distribution of Funds to Servicer                                            (5,003.42)
                                                                        --------------
Ending Balance                                                            2,120,410.05
                                                                        ==============

Required Balance                                                          3,534,016.75



FIRST LOSS PROTECTION AMOUNT RECONCILIATION

Original Balance                                                         14,136,067.00
Beginning Balance                                                        14,136,067.00
Reduction Due to Spread Account                                          (2,120,410.05)
Reduction Due to Accelerated Principal                                               -
Reduction Due to Principal Reduction                                                 -
                                                                        --------------
Ending Balance                                                           12,015,656.95
                                                                        ==============

First Loss Protection Required Amount                                    12,015,656.95
First Loss Protection Fee %                                                       2.00%
First Loss Protection Fee                                                    19,358.56



POLICY RECONCILIATION

Original Balance                                                        282,721,339.00
Beginning Balance                                                       282,721,339.00
Draws                                                                                -
Reimbursement of Prior Draws                                                         -
Ending Balance                                                          282,721,339.00
                                                                        ==============

Adjusted Ending Balance Based Upon Required Balance                     272,457,052.28
                                                                        ==============
Required Balance                                                        272,457,052.28


PAYAHEAD RECONCILIATION


Beginning Balance                                                                    -
Deposit                                                                       7,012.96
Payahead Interest                                                                    -
Withdrawal                                                                           -
                                                                        --------------
Ending Balance                                                                7,012.96
                                                                        ==============

CURRENT DELINQUENCY
                                         PRINCIPAL        % OF ENDING
    # PAYMENTS DELINQUENT    NUMBER      BALANCE         POOL BALANCE
    ---------------------    ------      -------         ------------
1 Payment                      131      1,576,726.88         0.58%
2 Payments                      5          76,468.43         0.03%
3 Payments                      1          16,641.87         0.01%
                               ---      ------------         ----
Total                          137      1,669,837.18         0.61%
                               ===      ============         ====



DELINQUENCY RATE (60+)
                                                   RECEIVABLE
                                 END OF PERIOD    DELINQUENCY
   PERIOD         BALANCE        POOL BALANCE         RATE
   ------         -------        ------------         ----
Current           93,110.30     273,190,440.52        0.03%
1st Previous
2nd Previous


NET LOSS RATE

                                                                                             DEFAULTED
                                                  LIQUIDATION           AVERAGE               NET LOSS
   PERIOD                            BALANCE       PROCEEDS            POOL BALANCE         (ANNUALIZED)
   ------                            -------       --------            ------------         ------------
Current                               16,435.98     246.97           277,955,889.76             0.07%
1st Previous
2nd Previous

Gross Cumulative Charge Offs          16,435.98      Number of Repossessions                       1
Gross Liquidation Proceeds               246.97      Number of Inventoried Autos EOM               1
Net Cumulative Loss Percentage            0.01%      Amount of Inventoried Autos EOM        6,300.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)             0.00%
Trigger                                   0.60%
Status                                    OK


EXCESS YIELD TRIGGER
                                                      EXCESS YIELD
                  EXCESS            END OF PERIOD      PERCENTAGE
   PERIOD          YIELD            POOL BALANCE      (ANNUALIZED)
   ------          -----            ------------      ------------
Current           7,012.96        273,190,440.52            0.03%
1st Previous             -                     -            0.00%
2nd Previous             -                     -            0.00%
3rd Previous             -                     -            0.00%
4th Previous             -                     -            0.00%
5th Previous             -                     -            0.00%

                                               CURRENT
                                                LEVEL      TRIGGER    STATUS
                                                -----      -------    ------
Six Month Average Excess Yield                   N/A        1.50%      N/A

Trigger Hit in Current or any Previous Month                            NO



DATE: 3/6/00                                            /s/ Ashley Vukovits
                                                        ------------------------
                                                        ASHLEY VUKOVITS
                                                        FINANCE OFFICER